Exhibit 10.1

EXECUTION VERSION
SECOND AMENDMENT TO CREDIT AGREEMENT
This SECOND AMENDMENT TO CREDIT Agreement, dated as of June 13, 2012 (this “Amendment”), is by and among Bank of America, N.A., in its capacity as administrative agent and collateral agent for the Lenders, pursuant to the Credit Agreement defined below (in such capacity, the “Administrative Agent”), the Lenders party to the Credit Agreement listed on the signature page hereto, Nortek, Inc., a Delaware corporation (the “Specified U.S. Borrower”), Ventrol Air Handling Systems Inc., a Canadian corporation (the “Canadian Borrower”) and the other Subsidiaries of the Specified U.S. Borrower party hereto, as Borrowers and Guarantors (collectively, with the Specified U.S. Borrower and the Canadian Borrower, the “Loan Parties”).
W I T N E S S E T H :
WHEREAS, the Administrative Agent, the Lenders, the Specified U.S. Borrower and the other Loan Parties have entered into financing arrangements pursuant to which the Lenders have made and may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Amended and Restated Credit Agreement dated December 17, 2010, by and among the Administrative Agent, the Lenders, the Borrowers and the other Loan Parties and the other parties thereto (as heretofore amended, the “Credit Agreement”; capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement);
WHEREAS, the Borrowers and the other Loan Parties desire to amend certain provisions of the Credit Agreement as set forth herein, and the Lenders are willing to agree to such amendments on the terms and subject to the conditions set forth herein;
WHEREAS, by this Amendment, the Administrative Agent, the Lenders, the Borrowers and the other Loan Parties desire and intend to evidence such amendments;
NOW THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Amendments to Credit Agreement.
(a)The Credit Agreement is, effective as of the Second Amendment Effective Date (as defined below), hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text), each as set forth in the pages of a conformed copy of the Credit Agreement attached as Annex A hereto.
(b)Schedules 7.01, 7.02 and 7.03(b) to the Credit Agreement are, effective as of the Second Amendment Effective Date, hereby deleted and replaced in their entirety by the corresponding schedules attached as Annex B hereto.
2.Conditions Precedent. The amendments contained herein shall only be effective upon the satisfaction or waiver of each of the following conditions precedent (the date of such satisfaction, the “Second Amendment Effective Date”):
(a)the execution and delivery of this Amendment by the Loan Parties, the Administrative Agent and the Lenders;

(b)receipt by the Administrative Agent of such certificates of resolutions or other corporate action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with the Amendment;
(c)receipt by the Administrative Agent of an opinion of Weil, Gotshal & Manges LLP, U.S. counsel to the Loan Parties, in the form attached as Exhibit A hereto and an opinion of Borden Ladner Gervais LLP, Canadian counsel to the Loan Parties, in the form attached as Exhibit B hereto, in each case addressed to the Administrative Agent and each Lender;
(d)the Specified U.S. Borrower shall have paid (i) to the Administrative Agent, for the benefit of each Lender executing this Amendment prior to or concurrently with the effectiveness thereof, an amendment fee in an amount as agreed by the Administrative Agent and the Specified U.S. Borrower and (ii) all invoiced and accrued fees and reasonable and documented expenses of the Administrative Agent and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as sole lead arranger in respect of this Amendment (including the reasonable and documented fees and expenses of Shearman & Sterling LLP, counsel for the Administrative Agent and a joint lead arranger in respect of this Amendment);
(e)without duplication of any amounts paid pursuant to Section 2(d), payment of all other fees required to be paid to the Administrative Agent and the Lenders on or before the Second Amendment Effective Date and all expenses in connection with this Amendment required to be reimbursed in accordance with Section 11.04 of the Credit Agreement;
(f)receipt by the Administrative Agent of new flood zone determinations and, if applicable, evidence of flood insurance, in respect of the properties subject to a Mortgage, in each case to be reasonably satisfactory to the Administrative Agent;
(g)receipt by the Administrative Agent of a certificate from a Responsible Officer of each of the Specified U.S. Borrower and the Canadian Borrower, in form and substance reasonably satisfactory to the Administrative Agent and dated as of the Second Amendment Effective Date, certifying that (x) no Default or Event of Default has occurred and is continuing, (y) the representations and warranties set forth in the Credit Agreement are true and correct in all material respects, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date and except that the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively and (z) all Loan Parties not organized in Canada, Delaware, California or Florida are in good standing and that their respective organizational documents have not changed since December 17, 2009 (or February 15, 2011 in the case of Ergotron, Inc. or May 23, 2011 in the case of TV One Broadcast Sales Corporation, Barcom Asia Holdings, LLC and Barcom China Holdings, LLC), except as otherwise disclosed therein; and
(h)receipt by the Administrative Agent of good standing certificates for each Loan Party in the jurisdiction of such Loan Party's incorporation or formation.
3.Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
4.Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.
5.Affirmation of Loan Parties. Each Loan Party hereby consents to the amendments and modifications to the Credit Agreement effected hereby, and confirms and agrees that, notwithstanding the effectiveness of this Amendment, each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Credit Agreement, as amended and modified hereby, or in any other Loan Documents to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended and modified by this

Amendment. Without limiting the generality of the foregoing, the execution of this Amendment shall not constitute a novation, and the Collateral Documents and all of the Collateral described therein and Liens granted in favor of the Administrative Agent created thereunder do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents to the extent provided in the Collateral Documents and that all such Liens continue to be perfected as security for the Obligations secured thereby.
6.Reference to and Effect on the Credit Agreement and the Loan Documents.
(a)On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended and modified by this Amendment.
(b)The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended and modified by this Amendment are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(c)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver or novation of any right, power or remedy of any Lender, any L/C Issuer, any Swing Line Lender, the Collateral Agent or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or novation of any provision of any of the Loan Documents.
(d)The Administrative Agent, the Lenders and the Loan Parties agree that this Amendment shall be a Loan Document for all purposes of the Credit Agreement (as specifically amended by this Amendment) and the other Loan Documents.
7.Waiver, Modification, Etc. No provision or term of this Amendment may be modified, altered, waived, discharged or terminated orally, but only by an instrument in writing executed by the party against whom such modification, alteration, waiver, discharge or termination is sought to be enforced.
8.Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment.
9.Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in “pdf” or similar format by electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.

BANK OF AMERICA, N.A., as Administrative Agent

By:    /s/ Adam Seiden
Name: Adam Seiden
Title: SVP

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.

BANK OF AMERICA, N.A., as U.S. Lender, U.S. Swing Line Lender and U.S. L/C Issuer,

By:    /s/ Adam Seiden
Name: Adam Seiden
Title: SVP

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.

BANK OF AMERICA, N.A., (acting through its Canada Branch), as Canadian Lender, Canadian Swing Line Lender and Canadian L/C Issuer,

By:    /s/ Medina Sales de Andrade
Name: Medina Sales de Andrade
Title: Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.

WELLS FARGO CAPITAL FINANCE, LLC,
as a U.S. Revolving Credit Lender

By:    /s/ Thomas Forbath
Name: Thomas Forbath
Title: Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.

WELLS FARGO FOOTHILL CANADA ULC,
as a Canadian Revolving Credit Lender

By:    /s/ Domenic Cosentino
Name: Domenic Cosentino
Title: Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.

UBS LOAN FINANCE LLC, as Lender

By:    /s/ Mary E. Evans
Name: Mary E. Evans
Title: Associate Director

By:    /s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.

US BANK, NATIONAL ASSOCIATION, as Lender

By:    /s/ Lynn Gosselin
Name: Lynn Gosselin
Title: Senior Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.

US BANK, N.A., Canada Branch, as Lender

By:    /s/ Joseph Rauhala
Name: Joseph Rauhala
Title: Principal Officer

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.

Siemens Financial Services, Inc., as Lender

By:    /s/ Anthony Casciano
Name: Anthony Casciano
Title: SVP

By:    /s/ James Tregillies
Name: James Tregillies
Title: Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.

PNC Bank, National Association, as Lender

By: /s/ William Molyneaux
Name: William Molyneaux
Title: Assistant Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Lender

By:    /s/ Ari Bruger
Name: Ari Bruger
Title: Vice President

By:    /s/ Patrick Freytag
Name: Patrick Fretag
Title: Associate

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.

BROAN-MEXICO HOLDINGS, INC.
BROAN-NUTONE LLC
BROAN-NUTONE STORAGE SOLUTIONS LP
CES GROUP, LLC
CES INTERNATIONAL LTD.
CLPK, LLC
ERGOTRON, INC.
GATES THAT OPEN, LLC
GEFEN, LLC
GOVERNAIR LLC
HUNTAIR, INC.
HUNTAIR MIDDLE EAST HOLDINGS, INC.
LINEAR LLC
LT SALE CO., INC.
MAGENTA RESEARCH LTD.
MAMMOTH, INC.
NORDYNE LLC
NORDYNE INTERNATIONAL, INC.
NORTEK, INC.
NUTONE LLC
OPERATOR SPECIALTY COMPANY, INC.
PACIFIC ZEPHYR RANGE HOOD INC.
PANAMAX LLC
RANGAIRE GP, INC.
SECURE WIRELESS, INC.
TEMTROL, LLC
THE AVC GROUP, LLC
TV ONE BROADCAST SALES CORPORATION
ZEPHYR VENTILATION, LLC

By: /s/ Kevin W. Donnelly
Name:    Kevin W. Donnelly
Title:    Senior Vice President and Secretary

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.

BARCOM ASIA HOLDINGS, LLC
BARCOM CHINA HOLDINGS, LLC

By: /s/ Edward J. Cooney
Name:    Edward J. Cooney
Title:    Manager

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.

NORTEK INTERNATIONAL, INC.
RANGAIRE LP, INC.

By: /s/ Edward J. Cooney
Name:    Edward J. Cooney
Title:    President and Treasurer

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.

SPEAKERCRAFT, LLC

By: /s/ Edward J. Cooney
Name:    Edward J. Cooney
Title:    Chairman

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.

BROAN-NUTONE CANADA INC.
INNERGY TECH INC.
VENMAR CES, INC.
VENMAR VENTILATION INC.
VENTROL AIR HANDLING SYSTEMS INC.

By: /s/ Edward J. Cooney
Name: Edward J. Cooney
Title: Senior Vice President and Treasurer